RESIDENTS OF THE STATE OF FLORIDA WHO PURCHASE THE SHARES HAVE THE RIGHT, PURSUANT TO SECTION 517.061(11)(a)5 OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, TO WITHDRAW THEIR SUBSCRIPTIONS AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE DAYS AFTER RECEIPT OF THIS MEMORANDUM OR WITHIN THREE DAYS AFTER THE FIRST PAYMENT OF MONEY OR OTHER CONSIDERATION TO THE COMPANY, WHICHEVER OCCURS LATER.


                             SUBSCRIPTION AGREEMENT


Sandata, Inc.
c/o Barber & Bronson Incorporated
2101 West Commercial Boulevard
Suite 1500
Ft. Lauderdale, Florida 33309


Gentlemen:

     1. Subscription. Subject to the terms and conditions of this Subscription Agreement (the "Agreement"), the undersigned hereby subscribes for and agrees to purchase from the Company the number of units (the "Units"), each Unit consisting of 5,000 shares of Common Stock and Redeemable Common Stock Purchase Warrants (the "Warrants") to purchase 2,500 shares of Common Stock of Sandata, Inc., a Delaware corporation (the "Company"), as set forth on the signature page hereof. Each Warrant forming part of the Units will allow the holder thereof to purchase one share of Common Stock at an exercise price of $7.00 per share commencing as of the date of issuance and extending for a period of five years thereafter, subject to extension by the Company (the "Expiration Date"). The Warrants are subject to redemption at the option of the Company, upon thirty days notice, at $.01 per Warrant, if at any time the closing bid price of the Common Stock as quoted on the Nasdaq Bulletin Board, Nasdaq SmallCap or Nasdaq National Market or such other source for obtaining information about the Company's shares of Common Stock, equals or exceeds $9.00 per share for a period of twenty consecutive trading days ending within ten calendar days of the date on which notice of redemption is given, provided such Warrants can then be exercised pursuant to an effective Registration Statement covering the re-sale of the underlying shares of Common Stock. This Agreement is accompanied by the payment by certified check, wire transfer or other immediately available funds of an amount equal to $25,000 multiplied by the number of Units subscribed for, together with the other Subscription Documents, all in the forms submitted to the undersigned.

     Capitalized terms used but not defined herein shall have the meanings as set forth in the Confidential Private Offering Memorandum dated October 29, 1996 (the "Memorandum").

     2. Acceptance of Subscription; Adoption and Appointment. It is understood and agreed that this Agreement is made subject to the following terms and conditions:

          (a) The Company shall have the right to accept or reject subscriptions in whole or in part, for any reason (or for no reason).

          (b) Investments are not binding on the Company until accepted by the Company. Any subscription may be rejected by giving written notice to the subscriber by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of Units by a particular purchaser.

          (c) The undersigned hereby intends that the undersigned's signature hereon shall constitute an irrevocable subscription to the Company for the number of Units specified on the signature page of this Agreement, subject to a three-day right of rescission for Florida residents pursuant to
     Section 517.061 of the Florida Securities and Investor Protection Act. Each Florida resident has a right to withdraw a subscription for Units, without any liability whatsoever, and receive a full refund of all monies paid, within three days after the execution of this Agreement or payment for the Units has been made, whichever is later. To accomplish this withdrawal, a subscriber need only send a letter or telegram to the Company at the address set forth in this Agreement, indicating the intention to withdraw. Such letter or telegram should be sent and postmarked prior to the end of the aforementioned third day. It is prudent to send such letter by certified mail, return receipt requested, to ensure that is received and also to evidence the time when it was mailed. If the request is made orally (in person or by telephone) to the Company, a written confirmation that the request has been received should be requested.

          (d) The undersigned understands that the Placement Agent will notify the undersigned on or prior to the date in which the offering terminates (the "Termination Date") as to whether this subscription has been accepted or rejected. Subscriptions may be accepted in whole or in part, at the
     discretion  of  the  Company  and  Placement   Agent.   If  rejected,   the
     Subscription Price paid by the subscriber will be returned to the subscriber forthwith without interest or deduction. Upon satisfaction of the all the conditions referred to herein, copies of this Agreement, duly executed by the Company, will be delivered to the undersigned.

     3. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company that:

          (a) The undersigned has sufficient available financial resources to provide adequately for the undersigned's current needs, including possible contingencies, and can bear the economic risk of a complete loss of the investment hereunder without materially affecting the undersigned's financial condition;

          (b) The undersigned has received, and has read and reviewed with the undersigned's Purchaser Representative, designated on the Purchaser Representative Questionnaire (the "Purchaser Representative"), if any, and represents that the undersigned is familiar with this Agreement, the other Subscription Documents and the Memorandum accompanying these documents, including the risk factors set forth therein. The undersigned confirms that all documents, records and books pertaining to the investment in the Company and requested by the undersigned or the undersigned's Purchaser Representative have been made available or have been delivered to the undersigned and/or the undersigned's Purchaser Representative, and the undersigned and/or the undersigned's Purchaser Representative have been afforded the opportunity to obtain any additional information with respect thereto;


          (c) The undersigned is an "Accredited Investor", as defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended (the "Securities Act").

          (d)  The  undersigned   gives  authority  to  the  Company  to  verify
     employment, bank accounts and other matters as the Company deems necessary.

          (e) The Company, through the Placement Agent and its representatives, has answered all inquiries that the undersigned and/or the undersigned's Purchaser Representative has put to them concerning the Company and its proposed activities, and the Offering and sale of the Units;

          (f) The undersigned understands that the Units and the securities included therein or issuable upon exercise thereof have not been registered under the Act or applicable state securities laws, and that the issuance of the Units and the securities included therein or issuable upon exercise thereof is being effectuated pursuant to an exemption from the registration requirements under the Act and such state securities laws, and that reliance on such exemption is based, in part, upon the information being supplied hereunder by the undersigned; the undersigned also understands that the certificates representing the Shares and the Warrants will bear substantially the following restrictive Legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION OR RESALE. THEY MAY NOT BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

          (g) All the information set forth on the Confidential Purchaser Questionnaire attached hereto (the "Confidential Purchaser Questionnaire") which the undersigned has furnished the Company is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the consummation of the undersigned's purchase of Units, the undersigned will immediately furnish such revised or corrected information to the Company in writing.

          (h) The undersigned is acquiring the Units, for which the undersigned hereby subscribes, for the undersigned's own account, as principal, for investment purposes only and not with a view to the further resale or distribution of all or any part of such Units;

          (i) The undersigned, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Units and the securities included therein or issuable upon exercise thereof and such entity has not been formed for the specific purpose of acquiring the Units;

          (j) The address set forth for the undersigned on the signature page hereof is the undersigned's true and correct residence or principal place of business, as applicable, and the undersigned has no present intention of becoming a resident of, or relocating its principal place of business to, any other state or jurisdiction;

          (k) The undersigned acknowledges that if a "Purchaser Representative," as defined in Regulation D, has been utilized by the undersigned in evaluating the investment as contemplated hereby, (i) the undersigned has been advised by his Purchaser Representative as to the merits and risks of the investment in general and the suitability of the investment for the undersigned in particular; and (ii) the undersigned's Purchaser Representative has completed and executed the Purchaser Representative
     Questionnaire, and receipt of a copy of such completed and executed Purchaser Representative Questionnaire has been acknowledged in writing by the undersigned;

          (l) The person, if any, executing the Purchaser Representative Questionnaire, a copy of which has been received by the undersigned, is acting and is hereby designated to act as the undersigned's Purchaser Representative in connection with the offer and sale of the Units to the undersigned. This designation of a Purchaser Representative was made with the knowledge of the representations and disclosures made in such Purchaser Representative Questionnaire;

          (m) The undersigned acknowledges that if the assistance or advice of a Purchaser Representative is not required, the undersigned believes that the undersigned has sufficient knowledge and experience in financial and business matters generally to be capable of evaluating the merits and risks of this investment and, acknowledges further, that:

               (i) The undersigned has considered that the undersigned may have to hold the proposed investment for an indefinite period of time and may have to bear a complete economic loss of such investment. The undersigned represents that the information contained in the Confidential Purchaser Questionnaire, which has been completed by the undersigned and delivered to the Company, is true and correct;

               (ii) The purchase of the Units by the undersigned will be solely for the account of the undersigned and not for the account of any other person and will not be made with a view to the further resale or distribution thereof; and

               (iii) The undersigned recognizes that the proposed investment is being offered in a manner that is intended to comply with the requirements of Section 4(2) and/or Rule 506 of Regulation D of the Act and that the acceptance of the undersigned's Agreement has been induced by the reliance of the Company on the correctness of the representations contained herein; and

     (n) The undersigned acknowledges and is aware of the following:

                    (i) There are substantial restrictions on the transferability of the Units and the securities included therein or issuable upon exercise thereof and such securities will not be registered under the Act, and investors in the Company have no rights to require that the Units and the securities included therein or issuable upon exercise thereof be registered under the Act. The undersigned may be required to hold the Units and the securities included therein or issuable upon exercise thereof for an indefinite period of time and it may not be possible for the undersigned to liquidate the investment in the Company;

                    (ii) No  federal  or state  agency  has made any  finding or determination as to the fairness of the offering of Units for investment or any recommendation or endorsement of the Units; and

                    (iii) There can be no assurance  that the prior  performance on the part of the Company or any Affiliate (as defined in Rule 405 promulgated under the Act), or of any other person, will in any way indicate the predictable results of the ownership of the Units or of the Company.

                    (iv) The Company  shall incur certain costs and expenses and undertake other actions in reliance upon the irrevocability of the subscription (following the three-day rescission period described in Paragraph 2(c) of this Agreement) for the Units made hereunder.

     (o) If the subscriber for Units is an entity (the "Entity"), the subscriber covenants and undertakes to promptly notify the Company of any change of circumstances with respect to the Entity which would change the accuracy of the answers to any of the questions specified in Question 18 or Question 19 of the Confidential Purchaser Questionnaire attached hereto, regardless of when such change takes place.

     (p) The undersigned has responded "no" to each of the questions specified in Question 20 of the Confidential Purchaser Questionnaire attached hereto and therefore represents that the subscriber is not a "Restricted Person."

     (q) The subscriber will deliver to the Company, promptly upon demand by the Company, any form, document, or other information in order to allow the Placement Agent to make such determinations as it deems advisable with respect to the availability for exemption from registration as an investment company, or with respect to any other matter as the Placement Agent may reasonably determine.

     The foregoing representations and warranties are true and accurate as of the date of delivery of the Subscription Price to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate prior to the delivery of the Subscription Price pursuant to Paragraph 1 hereof, the undersigned shall give written notice of such fact to the Company and to the undersigned's Purchaser Representative, if any, specifying which representations and warranties are not true and accurate and the reasons therefor.

     4. Registration Rights.

     (a) The Company will, as soon as reasonably possible following the Closing Date of the Private Offering, file a registration statement with the U.S. Securities and Exchange Commission (the "Commission") registering the offer and re-sale by the Holder of the shares of Common Stock included in the Units and issuable upon exercise of the Warrants (collectively, the "Shares"). The Company shall use its reasonable efforts to cause the registration statement to remain effective for a period of at least one hundred twenty (120) days from the effective date of the Registration Statement or such earlier date as all of the Shares have been sold (the "Effective Period").

     (b) In addition, if, at any time during the five (5) years commencing as of the Closing Date, the holders of a majority of the Shares (the "Holders") shall give notice to the Company requesting that the Company file with the Commission a registration statement relating to the offer and re-sale of the Shares by the Holder, the Company shall promptly give written notice of such proposed registration statement to the Holders, and to any subsequent permissible transferee of any of the Shares (at the address of such persons appearing on the books of the Company or its transfer agent), which notice shall offer to include the Shares in the requested registration statement. The Company shall, as expeditiously as possible, file and use its reasonable efforts to cause to become effective under the Securities Act, the registration statement covering the sale of such of the Shares by such Holders as the Company has been requested to register for disposition by the Holders thereof, to the extent required to permit the public sale or other public disposition thereof by the Holders. The Company shall cause the registration statement to remain effective during the Effective Period. The Holders shall have the right to demand registration of the Shares as described above on one occasion only. Notwithstanding anything contained herein to the contrary, the Holders may not demand registration of the Shares if the Shares may otherwise be sold without registration under the Securities Act or applicable state securities laws and regulations and without limitation as to volume pursuant to Rule 144 of the Securities Act. Notwithstanding anything contained herein, the Company shall not be obligated to file or use its reasonable efforts to cause to become effective a registration statement under this section during any period commencing with the date the Company files a registration statement relating to the sale or exchange by it of its securities in either an underwritten offering or in an offering involving a merger, acquisition, combination or reorganization and ending with the date such registration statement becomes effective.

     (c) In addition, if at any time during the five (5) years commencing as of the Closing Date, the Company shall prepare and file one or more registration statements under the Securities Act (other than a registration statement on Form S-4 (or with regard to any transaction contemplated by Rule 145 promulgated under the Securities Act) or Form S-8 or any successor form of limited purpose and other than a post-effective amendment to any such registration statement), to the extent permitted by law, including, without limitation, the rules and regulations of the Commission, with respect to a public offering of equity or debt securities of the Company, or of any such securities of the Company held by its security holders, the Company will include in any such registration statement such information as is required, and such number of Shares held by the Holders thereof or their respective designees or transferees as may be requested by them, to permit a public offering of the Shares so requested;
provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the Shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering all or that portion of the Shares requested to be so registered, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering, provided that at least a pro rata amount of the securities that otherwise were proposed to be registered for other stockholders is also excluded. In the event of such a proposed registration (other than the registration contemplated by Section 4(a) above), the Company shall furnish the then Holders with not less than twenty
(20) days' written notice prior to the proposed date of filing of such registration statement. Further notice shall be given by the Company to the Holders, with respect to subsequent registration statements or post-effective amendments filed by the Company, until such time as all of the Shares have been registered or may be sold without registration under the Securities Act or applicable state securities laws and regulations pursuant to Rule 144 of the Securities Act. The holders of Shares shall exercise the rights provided for in this Section 4(c) by giving written notice to the Company, within ten (10) days of receipt of the Company's notice of its intention to file a registration statement. Notwithstanding anything contained herein to the contrary, prior to the effectiveness of a registration statement pursuant to which the Holders have requested registration of the Shares pursuant to this Section 4(c), the Company may delay the effectiveness of such registration statement or withdraw such registration statement.

     (d) Notwithstanding anything contained herein to the contrary, the Holders shall not be permitted to exercise the registration rights provided for herein with respect to all or such portion of the Shares as may be sold without registration under the Securities Act or applicable state securities laws and regulations under Rule 144 of the Securities Act.

     (e) The Company shall bear all expenses, incurred in the preparation and filing of such registration statements or post-effective amendment (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to the Holder, other than expenses of the Holder's counsel, and other than sales commissions or transfer taxes incurred by the then holders with respect to the sale of such securities.

     (f) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to Section 4(b) or Section 4(c), a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed or go effective and it is therefore essential to defer the filing or effectiveness of such registration statement, then the Company shall have the right to defer taking action with respect to such filing or effectiveness for a period of not more than ninety (90) days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

     (g) Notwithstanding the provisions of Sections 4(b) and 4(c) above, if at any time during which the Company is obligated to maintain the effectiveness of a registration statement pursuant to such Section, counsel to the Company (which counsel shall be experienced in securities matters) has determined in good faith that the filing of such registration statement or the compliance by the Company with its disclosure obligations thereunder would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of such registration statement (if not then filed or effective, as appropriate) and shall not be required to maintain the effectiveness thereof (if previously declared effective) for a period expiring upon the earlier to occur of (i) the date on which such information is disclosed to the public or ceases to be material or the Company is so able to comply with its disclosure obligations, or (ii) thirty (30) days after counsel to the Company makes such good faith determination. There shall not be more than one such delay period with respect to any registration statement after it has been declared effective pursuant to Sections 4(b) and 4(c). Notice of any such delay period and of the termination thereof will be promptly delivered by the Company to each Holder and shall be maintained in confidence by each such Holder. The Holders shall not sell any Shares during such period as any such registration statement is not current, as advised by the Company. Each Holder shall furnish to the Company such information regarding such Holder and a written description of the contribution proposed by such Holder as the Company may reasonably request.

     (h) Each Holder whose Shares are included in a registration statement pursuant to an underwritten public offering shall, if requested by the managing underwriter of the public offering, enter into an agreement with the underwriter pursuant to which the Holder will agree not to sell, transfer or otherwise dispose of the Shares for such period after consummation of the public offering as may reasonably be requested by the underwriter; up to a maximum of ninety
(90) days, without the consent of the underwriter.

          (i) With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144;

          (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and

          (iii) furnish to each Holder so long as such Holder owns the Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

     (j) The rights and the obligations of the Holders under this Agreement, including the rights to cause the Company to register the Shares and the restrictions on the transferability of the Shares, shall be deemed to be automatically assigned with the transfer of the Shares.

     5. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and the undersigned hereby indemnifies and holds harmless the Company and the Placement Agent, and their respective agents, employees and affiliates, from and against any and all losses, claims, damages or liabilities due to or arising out of a breach of any representations or warranties of the undersigned contained in this Agreement.

     6. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of the undersigned's interest herein. Further, the undersigned acknowledges that an investor in the Units pursuant to this Agreement and applicable law, will not be permitted to transfer or dispose of the Units or the shares included therein or issuable upon exercise thereof unless they are registered or unless such transaction is exempt from registration under the Act and applicable state securities laws and, in the case of any such purportedly exempt transfer or disposition, such investor provides (at the investor's own expense) an opinion of counsel satisfactory to the Placement Agent and the Company and their respective counsel that such exemption is, in fact, available.

     7. Revocation. The undersigned acknowledges and agrees that the subscription for the Units made by the execution and delivery of this Agreement by the undersigned is irrevocable, subject to the three-day right of rescission in Florida described in Section 2(c) herein, and that such subscription shall survive the death or disability of the undersigned, except as provided pursuant to the applicable law and regulations.

     8. Miscellaneous.

          (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below and to the Company c/o Barber & Bronson Incorporated, 2101 West Commercial Boulevard, Suite 1500, Ft. Lauderdale, Florida 33309.

          (b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and shall be governed in all respects by the laws of the State of Delaware, without application of the principles of conflicts of laws.

          (c) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all parties.

          (d) If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations and warranties contained herein shall be deemed to be made by, and be binding upon, each such person and his heirs, estates, legal representatives, successors and permitted assigns. This Agreement, upon acceptance by the Company, shall be binding upon the heirs, estates, legal representatives, successors and permitted assigns of all parties hereto.

          (e) Any terms not otherwise defined herein shall have the meaning ascribed to it in the Memorandum.

          (f) Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (g) This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

          (h) The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.


                         [SIGNATURES ON FOLLOWING PAGES]

              SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR INDIVIDUALS


Number of Units Subscribed for:  ______ Units at $25,000 per Unit.



(Signature of Subscriber)          (Signature of Spouse or Joint Tenant, If Any)


(Print Name of Subscriber)        (Print Name of Spouse or Joint Tenant, If Any)





(Address)                                                (Address)


(Telephone Number)                                       (Telephone Number)


(Social Security Number)                                (Social Security Number)


Note: If two investors are signing, please check the manner in which the ownership is to be legally held (the indicated manner shall be construed as if written out in full accordance with applicable laws or regulations):

__JTTEN: As joint tenants with right of survivorship and not as tenants in common.

__TEN COM:  As tenants in common.

__TEN ENT:  As tenants by the entireties.

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                    FOR CORPORATIONS, TRUSTS AND PARTNERSHIPS


Number of Units Subscribed for:  ______ Units at $25,000 per Unit.


(Print Name of Subscriber)


By:
      (Signature of Authorized Person)


(Print Name of Authorized Person)


(Title of Authorized Person)




(Address)


(Telephone Number)                       (Federal Employer Identification Number
                                          or Other Tax Identification Number)

         APPROVED AND ACCEPTED in accordance with the terms of this Agreement on this ____ day of ____________, 1996.


                                           COMPANY:

                                           SANDATA, INC., a Delaware corporation



                                           By:
                                           Name:
                                           Title:



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